SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2004

                           ART TECHNOLOGY GROUP, INC.
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               (Exact name of registrant as specified in charter)


          Delaware                    000-26679                  04-3141918
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


     25 First Street, Cambridge, Massachusetts                   02141
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     (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code: 617-386-1000

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 12. Results of Operations and Financial Condition.

     On July 1, 2004, we issued a press release announcing our preliminary financial results for the quarter ended June 30, 2004. The full text of the press release is attached as Exhibit 99.1 to this report.

     The information contained in Item 12 of this report and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 1, 2004                    ART TECHNOLOGY GROUP, INC.

                                       By:  /s/ Edward Terino
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                                            Edward Terino, Senior Vice President
                                            and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                                     Description
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99.1                                            Press release dated July 1, 2004